UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements with Directors and Officers

On September 1, 2022, the Company entered into indemnification agreements (each an “Indemnification Agreement”) with each of its directors and officers (each an “Indemnitee”), effective September 1, 2022, the form of which was previously approved by the Company’s Board of Directors and approved by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders to provide for indemnification to the officers and directors under Delaware law. Among other things, consistent with the Company’s Bylaws, each Indemnification Agreement generally requires that the Company (i) indemnify the Indemnitee from and against all expenses and liabilities with respect to proceedings to which Indemnitee may be subject by reason of the Indemnitee’s service to the Company to the fullest extent authorized or permitted by Delaware law and (ii) advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, and in connection with any proceeding to enforce the Indemnitee’s rights under the Indemnification Agreement. The Indemnification Agreement also establishes various related procedures and processes and generally requires the Company to maintain directors and officers’ liability insurance coverage.

The above description of the Indemnification Agreements does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1*	Form of Officer and Director Indemnification Agreement
107	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated: September 2, 2022